   As filed with the Securities and Exchange Commission on September 27, 2002
                                                     Registration No. 333-______

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                 TRIMERIS, INC.
             (Exact name of registrant as specified in its charter)

      Delaware                                      56-1808663
     (State or other jurisdiction of                (I.R.S. Employer
     incorporation or organization)                 Identification Number)

                         3518 Westgate Drive, Suite 300
                          Durham, North Carolina 27707
                                 (919) 419-6050
     (Address,including zip code, and telephone number, including area code, of registrant's principal executive offices)

                              Dr. Dani P. Bolognesi
              Chief Executive Officer and Chief Scientific Officer
                         3518 Westgate Drive, Suite 300
                          Durham, North Carolina 27707
                                 (919) 419-6050
   (Name and address, including zip code, and telephone number, including area code, of agent for service)

                                 With a copy to:

           John B. Watkins                         Alexander D. Lynch
      Wilmer, Cutler & Pickering         Wilson Sonsini Goodrich & Rosati, P.C.
          2445 M Street, NW                        12 East 49th Street
        Washington, D.C. 20037                  New York, New York 10017
            (202) 663-6000                           (212) 999-5800

                                 ---------------

     Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this Registration Statement.

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [_]

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [_]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] File No. 333-98587

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

                                               Calculation of Registration Fee

                          -------------------------------------------------------------------------------
Title of Securities to    Amount to be     Proposed Maximum      Proposed Maximum     Amount of
be Registered             Registered       Offering Price Per    Aggregate Offering   Registration Fee(2)
                                           Share                 Price (1)
Common Stock, $.001 par     460,000             $45.25              $20,815,000           $1,914.98
value

(1) Based on the offering price for the shares of common stock registered hereby.
(2) 2,300,000 shares were registered under SEC File No. 333-98587 for which a filing fee of $10,218.16 was paid.

     INCORPORATION BY REFERENCE OF REGISTRATION STATEMENT ON FORM S-3, FILE NO.
                                   333-98587.

     This registration statement hereby incorporates by reference in its entirety the Trimeris, Inc. Registration Statement on Form S-3 (File No. 333-98587) declared effective on September 26, 2002, as amended, including the documents incorporated or deemed to be incorporated by reference therein (the "Prior Registration Statement"). Trimeris is filling this registration statement for the sole purpose of increasing the number of shares of common stock offered in the Prior Registration Statement by 460,000 shares.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Durham, County of Durham, State of North Carolina on this 26/th/ day of September, 2002.

                         TRIMERIS, INC.
                         By:                    *
                            --------------------------------------
                            Dani P. Bolognesi, Ph.D.
                            Chief Executive Officer and Chief Scientific Officer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

                       Signature                                               Title                                Date
                       ---------                                               -----                                ----
                           *                               Chief Executive Officer (principal                September 26, 2002
---------------------------------------------------------  executive officer), Chief Scientific
                Dani P. Bolognesi, Ph.D.                   Officer and Director

                           *                               Chief Financial Officer and General               September 26, 2002
---------------------------------------------------------  Counsel (principal financial officer)
                   Robert R. Bonczek

                           *                               Chief Business Officer and Executive Vice         September 26, 2002
---------------------------------------------------------   President
                     M. Nixon Ellis

               /s/ TIMOTHY J. CREECH                       Director of Finance and Secretary                 September 26, 2002
---------------------------------------------------------  (principal accounting officer)
                   Timothy J. Creech

                           *                               Chairman of the Board of Directors                September 26, 2002
---------------------------------------------------------
                   Jeffrey M. Lipton

                           *                               Director                                          September 26, 2002
---------------------------------------------------------
                  E. Gary Cook, Ph.D.

                           *                               Director                                          September 26, 2002
---------------------------------------------------------
                Charles A. Sanders, M.D.

                           *                               Director                                          September 26, 2002
---------------------------------------------------------
                 J. Richard Crout, M.D.

                           *                               Director                                          September 26, 2002
---------------------------------------------------------
                       Kevin Tang

                 /s/ TIMOTHY J. CREECH
         --------------------------------------------
         *Executed on behalf of these persons by
         Timothy J. Creech, duly appointed
         attorney-in-fact of such person
                  Timothy J. Creech
                  Attorney-in-Fact

                                  Exhibit Index

   Exhibit
   Number                           Description
   ------                           -----------

     5.1  Opinion of Wilmer, Cutler & Pickering

     23.1 Consent of KPMG LLP

     23.2 Consent of Wilmer, Cutler & Pickering (included in Exhibit 5.1 to this Registration Statement)

     24 Power of attorney (incorporated by reference to Exhibit 24 to Trimeris, Inc.'s Form S-3 filed August 23, 2002)